UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011

HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA		01746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 893-8999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2011, Harvard Bioscience, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2014 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal, (ii) the approval of the Harvard Bioscience, Inc. Third Amended and Restated 2000 Stock Option and Incentive Plan, (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, (iv) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers and (v) the recommendation, by a non-binding advisory vote, of the frequency of the shareholder vote to approve the compensation of the Company’s named executive officers. The voting results are reported below.

Proposal 1 - Election of Directors

David Green and John F. Kennedy were elected as Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2014 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Green	22,264,882	303,333	4,398,860
John F. Kennedy	21,014,474	1,553,741	4,398,860

Proposal 2 – Approval of the Harvard Bioscience, Inc. Amended and Restated 2000 Stock Option and Incentive Plan

The Harvard Bioscience, Inc. Third Amended and Restated 2000 Stock Option and Incentive Plan was approved. The results of the approval were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,780,927	5,772,506	14,782	4,398,860

Proposal 3 - Ratification of the Appointment of KPMG LLP

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified. The results of the ratification were as follows:

Votes For	Votes Against	Votes Abstained
26,830,127	113,706	23,242

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,399,565	141,727	26,923	4,398,860

Proposal 5 - Recommendation, by a Non-Binding Advisory Vote, of the Frequency of the Shareholder Vote to Approve the Compensation of the Company’s Named Executive Officers

The frequency of the shareholder vote to approve the compensation of the Company’s named executive officers was recommended to be 1 year, by a non-binding advisory vote, as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
21,844,296	21,752	684,090	18,077	4,398,860

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)

May 27, 2011	/s/ THOMAS MCNAUGHTON
(Date)	Thomas McNaughton Chief Financial Officer & Principal Accounting Officer